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                                                                   Exhibit 10(i)
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                             SUBSCRIPTION AGREEMENT

equip2move.com Corporation
c/o Koster Industries Inc.
555 Broadhollow Road
Melville, NY 11747
Attention:  Russell Koster

Ladies and Gentlemen:

          Enviro-Clean of America, Inc. (the "Subscriber") desires to purchase shares of Class B common stock, par value $0.001 per share (the "Common Stock") of equip2move.com Corporation (the "Seller"). The Subscriber and the Seller hereby agree as follows:

I.   Subscription. The Subscriber hereby subscribes for and agrees to accept
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from the Seller the number of shares of the Seller's Common Stock (the "Shares")
set forth in the Subscriber Signature Page attached hereto and agrees to pay the purchase price of US $0.25 per share. The aggregate purchase price (the
"Purchase Price") for the number of Shares subscribed for has been set forth in the Subscriber Signature Page. As a condition of the purchase, the Subscriber hereby agrees to transfer an aggregate of 70,000 shares of common stock of b2bstores.com, Inc. to the Seller. As a further condition of the purchase, the Subscriber hereby agrees to provide the Seller with funds equal to not less than $150,000 and not more than $250,000 for the purpose of creating, designing and implementing the functionality of the Seller's web site.

II.  Purchase Procedure. The Subscriber acknowledges that, in order to subscribe
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for the Shares, such Subscriber must, and such Subscriber does hereby, deliver to the Seller:

     A. Two (2) executed counterparts of the Subscriber Signature Page attached to this Subscription Agreement (this "Agreement"); and

     B. Two (2) completed copies of the Subscriber Questionnaire attached hereto as Exhibit A; and

     C. Two (2) executed counterparts of the signature page to the Stockholders' Agreement (as herein defined); and

     D. Payment of the Purchase Price to the Seller by check or wire transfer of immediately available funds for a value date no less than two (2) business days prior to the date to be specified by the Seller as the closing date for the offering contemplated hereby. The Seller will notify Subscribers of the closing date and provide Subscribers with wire transfer instructions under separate cover.
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III. Acceptance Procedure. All subscription payments, when received, will be
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held in an account of the Seller, which account information will be provided to the Subscriber.

IV.  Representations of Subscriber. By executing this Agreement, the Subscriber
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makes the following representations, declarations and warranties to the Seller, with the intent and understanding that the Seller will rely thereon:

     A. Such Subscriber has received and carefully read the Seller's business plan and acknowledges that it has been furnished by the Seller during the course of this transaction with all information regarding the Seller that Subscriber requested or desired to know; that all documents which could be reasonably provided have been made available for the Subscriber's inspection and review; and that the Subscriber has been afforded the opportunity to ask questions of and receive answers from representatives of the Seller concerning the Seller and any additional information which the Subscriber has requested. The Subscriber acknowledges that any projections which it has been furnished do not constitute a representation or warranty as to the anticipated future financial performance of the Seller.

     B. Such Subscriber understands that there is no public market for the Shares, and the Seller does not have any obligation or intention to register the Shares for sale under the Securities Act of 1933 as amended (the "Act") or any other securities laws.

     C. Such Subscriber understands that (i) the Shares being purchased hereunder have not been registered under the Act or any other securities laws; (ii) the Subscriber cannot sell such Shares unless they are registered under the Act or any other applicable securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Shares stating that such Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sales of the Shares; (iv) the Shares will be subject to significant transfer restrictions pursuant to the Stockholders' Agreement, by and among the Seller, the Subscriber and the other parties thereto (the "Stockholders' Agreement"); and (v) the Seller has no obligation to register the Shares or assist the Subscriber in obtaining an exemption from the various registration requirements except as set forth herein or therein. The Subscriber agrees not to resell the Shares without compliance with the terms of this Agreement, the Stockholders' Agreement, the Act and any and all applicable securities laws.

     D. Such Subscriber (i) is acquiring the Shares solely for the Subscriber's own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Shares to any other person; and has no present intention to enter into any such contract, undertaking agreement or arrangement; and (iii) agrees not to sell or otherwise transfer such Shares unless and until they are subsequently registered under the Act and any applicable securities laws or unless an exemption from any such registration is available.

     E. Such Subscriber acknowledges that it has been informed that the Seller's business is highly speculative in nature; the Subscriber therefore understands that an investment in
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     the Shares involves substantial risks and the Subscriber recognizes and understands the risks relating to the purchase of the Shares; such Subscriber has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that such Subscriber is capable of evaluating the merits and risks of an investment in the Shares.

     F. Such Subscriber's investment in the Seller is reasonable in relation to its net worth and financial needs and such Subscriber is able to bear the economic risk of losing its entire investment in the Shares.

     G. Such Subscriber represents that such Subscriber satisfies the definition of "accredited investor" as set forth in Rule 501(a) of Regulation D under the Act. A copy of this definition has been attached hereto under the heading "Investor Suitability Standards".

     H. Such Subscriber understands that (i) the offering contemplated hereby has not been reviewed by any governmental body or agency; (ii) if required by the laws or regulations of any applicable jurisdiction, the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

     I. Such Subscriber acknowledges that the Seller has the unconditional right to accept or reject this subscription, in whole or in part. The Seller will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned without interest to the Subscriber.

     J. If the undersigned is a natural person, the undersigned is 21 years of age or over. If the undersigned is a corporation, limited liability company, partnership, trust or other entity, the undersigned is authorized, empowered and qualified to execute this Agreement and to make an investment in the Seller as contemplated hereby. Each of this Agreement and the Stockholders' Agreement is valid, binding and enforceable against the undersigned in accordance with its terms. The undersigned is not aware of any laws or regulations that might be the basis for releasing the undersigned from the obligations created by this Agreement and the Stockholders' Agreement. This Agreement has been duly executed and constitutes the legal, valid and binding obligations of the Subscriber, enforceable in accordance with its terms.

     K. If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Seller, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber,

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     authorizing its investment in the Seller and/or evidencing the satisfaction of the foregoing.

     L. No consent, approval or authorization of, or declaration or filing with, any governmental authority is required to be obtained or made by the Subscriber for the valid execution and delivery of this Agreement by the Subscriber or the valid purchase of Shares pursuant to this Agreement.

V.   Assignability. The Subscriber acknowledges that such Subscriber may not
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assign any of its rights to or interest in or under this Agreement without the prior written consent of the Seller, and any attempted assignment without such consent shall be void and without effect.

VI.  Representations and Warranties True. The representations and warranties set
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forth by the Subscriber above are true and correct as of the date hereof and will be true and correct as of the date of the acceptance of this subscription by the Seller in accordance with the terms of Section 4 hereof. If such representations and warranties shall not be true and correct in any respect prior thereto, the Subscriber will immediately give written notice of such fact to the Seller, specifying which representations and warranties are not true and correct and the reasons therefor.

VII. Indemnification. The Subscriber acknowledges that such Subscriber
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understands the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and the Subscriber hereby agrees to indemnify and hold harmless the Seller, its officers or any of its affiliates, salesmen, associates, agents or employees from and against any and all loss, damage or liability (including costs and reasonable attorneys' fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in this Agreement or in the Subscriber Questionnaire which is incorporated herein for all purposes.

VIII.Survival of Representations and Warranties. All representations and
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warranties contained in this Agreement made in writing by the Subscriber pursuant to this Agreement shall survive the execution and delivery of this Agreement and the offer, sale and delivery of the Shares.

IX.  Notices. Any notice or other communication required or permitted hereunder
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shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission (transmission confirmed) or, if mailed, five days after the date of deposit in the United States mails.

X.   Miscellaneous.
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     A.  This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in New York (without giving effect to the conflict-of-law principles of another jurisdiction).

     B. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
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     C.  This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Seller and its successors and assigns and on the Subscriber and his or its respective heirs, executors, administrators, successors and assigns.

     D. This Agreement, when accepted by the Seller, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

     E. When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

     F. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

     G. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not in any way affect or impair any other provision of this Agreement.

XI.  CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT SUCH SUBSCRIBER HAS READ THIS
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ENTIRE AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE
AND COMPLETE.
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                           SUBSCRIBER SIGNATURE PAGE
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          THE UNDERSIGNED, desiring to subscribe for shares of Common Stock of equip2move Corporation, a Delaware corporation, as is set forth below, acknowledges that such Subscriber has received and understands the terms and conditions of the Subscription Agreement attached hereto and that such Subscriber does hereby agree to all the terms and conditions contained therein.

          IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Number of shares to be purchased: 300,000

Per share Purchase Price: $0.25

Total Purchase Price: $75,000

(Number of shares multiplied by the price per share.)

Exact name(s) of Subscriber(s):                 SS# or Taxpayer ID#

                                            ____________________________
Signature of Subscriber(s):



By:  __________________________________________
     Name:
     Title: